UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2009

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9801 Highway 79, Building No. 1
Ladson, South Carolina 29456

 (Address of principal executive offices) (Zip Code)

(843) 574-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 9, 2009, Force Protection, Inc. (the “Company”) issued a press release announcing its results of operations and financial condition for the fiscal quarter ended September 30, 2009.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information contained in this Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.   Regulation FD Disclosure.

On November 9, 2009, the Company issued a press release announcing its results of operations and financial condition for the fiscal quarter ended September 30, 2009.  The Company will host a conference call and webcast at 4:30 p.m. Eastern Time on Monday, November 9, 2009 to discuss its results of operations and financial condition and its business outlook.

While the question-and-answer session of the call will be limited to institutional analysts and investors, retail brokers and individual investors are invited to listen to a live webcast.  The webcast may be accessed via the home page of the Company’s website at www.forceprotection.net.  Please visit the website at least 15 minutes prior to the call to register for the webcast and download any necessary software.

The information contained in this Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Safe Harbor Statement

This Current Report on Form 8-K contains forward looking statements that are not historical facts, including statements about our beliefs and expectations. These statements are based on beliefs and assumptions of the Company’s management, and on information currently available to management. These forward looking statements include, among other things: the growth and demand for the Company’s products and services, including the Total Life Cycle Support business, including the Independent Suspension System modernization and ForceArmor™ kits; the anticipated long-term demand for service, support and upgrade work to the Company’s installed fleet of vehicles; the opportunities with potential customers for the Company’s Cheetah vehicles;  the opportunities to market the Ocelot vehicle and the capabilities of the Ocelot; the rate at which the Company will be able to produce its vehicles and products; the Company’s ability to develop new technologies and products, and the effectiveness of these technologies and products; the Company’s execution of its business strategy and strategic transformation, including its opportunities to grow the business; and the Company’s expected financial and operating results, including its revenues and cash flow, for future periods. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Examples of these factors include, but are not limited to, ability to effectively manage the risks in the Company’s business; the ability to develop new technologies and products and the acceptance of these technologies and products;

the ability to obtain new orders for its vehicles and products; the Company’s ability to identify and remedy its internal control weaknesses and deficiencies,  and other risk factors and cautionary  statements listed in the Company’s periodic reports filed with the Securities and Exchange Commission, including the risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as updated in the Quarterly Report on Form 10-Q for the period ended September 30, 2009.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press release dated November 9, 2009 entitled “Force Protection, Inc. Announces Third Quarter Fiscal 2009 Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: November 9, 2009
/s/ Charles Mathis
(Signature)

	Name:	Charles Mathis
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated November 9, 2009 entitled “Force Protection, Inc. Announces Third Quarter Fiscal 2009 Results”